Transactions with Related Parties	12 Months Ended
Sep. 30, 2018
Transactions with Related Parties [Abstract]
Transactions with Related Parties
3.	Transactions with Related Party:

The Company's ship manager is Pavimar S.A. (“Pavimar”), a company controlled by Ismini Panagiotidi, the sister of Petros Panagiotidis (see Note 1). Under the management agreement concluded in December 2016, Pavimar provides the Company with a wide range of shipping services such as crew management, technical management, operational employment management, insurance arrangements, provisioning, bunkering, accounting services, general administration and audit support, in exchange for a fixed daily fee of $250. The agreement, which commenced upon the delivery of the vessel on February 21, 2017, shall continue until the sale of the vessel, unless terminated earlier by either party upon two months written notice. In the event of termination, the management fee payable to Pavimar shall continue to be payable for a further period of three calendar months as from the termination date. The management fee is subject to an annual review at the date of the anniversary of the management agreement. As part of this review, on November 13, 2017, it was agreed that the daily fixed fee, effective December 16, 2017, be adjusted to $320 and such fee will remain at this level until December 16, 2019, at which time the daily management fee may be revised.

Each month, the Company makes an advance payment to Pavimar to cover working capital equal to one month of estimated operating expenses and management fee. At September 30, 2017, and 2018, the excess of the amount advanced to Pavimar over payments made by Pavimar for the Company's operating expenses and the management fee amounted to $96,264 and $263,079, respectively and are reflected as due from related party in the accompanying consolidated balance sheets.